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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                          ----------------------------

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 15, 2003


                          ----------------------------

                                GATX Corporation
             (Exact Name of Registrant as Specified in its Charter)



           New York                     1-2328                   36-1124040
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



        500 West Monroe Street
           Chicago, Illinois                                     60661-3676
(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5.  OTHER EVENTS.

On August 15, 2003, GATX Corporation issued a press release announcing that it had completed a private offering of $125 million of senior unsecured convertible notes due 2023 issued under Rule 144A.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                     GATX CORPORATION
                                              --------------------------------
                                                       (Registrant)

                                                    /s/ Brian Kenney
                                              --------------------------------
                                                     Brian A. Kenney
                                                Senior Vice President and
                                                 Chief Financial Officer
                                                (Duly Authorized Officer)

Date:  August 15, 2003


                                INDEX TO EXHIBITS

Exhibit No.                                                  Method of Filing
-----------                                                  ----------------
99a               GATX Corporation press release           Filed Electronically
                  dated August 15, 2003